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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in the Registration Statement on Form S-8 of the Nara Bank 1989 Continuation Stock Option Plan and the Nara Bank 2000 Continuation Long Term Incentive Plan of our report on the financial statements of Nara Bank dated March 9, 2001, appearing in the Annual Report on Form 10-K of Nara Bancorp, Inc. for the year ended December 31, 2000.

Los Angeles, California
March 28, 2001

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EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT